FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event report:
July 5, 2018

Access-Power, INC
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417
(Address of Principal Executive Officers)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

The following document was filed with the Florida Secretary of State on at www.sunbiz.org.

Articles of Amendment To the Articles of Incorporation Of
Access-Power, INC.

On June 4, 2018 Access-Power, Inc. issued a board resolution to officially adopt the name Access-Power, Inc. instead of Access Power, Inc. We adopted a "DASH" in the name in between ACCESS and POWER.
The State Attorney General's Office returned an opinion that we can be eiher Access Power, Inc., or Access-Power, Inc.

We are Access-Power, Inc.

It makes no difference to the State of Florida.

We have name protection priority as a US Corporation back to October
10, 1996.

http://search.sunbiz.org/Inquiry/CorporationSearch/SearchResultDetail?
inquirytype=EntityName&directionType=Initial&searchNameOrder=
ACCESSPOWER%20P960000839921&aggregateId=domp-p96000083992-
813f527b-188f-4bdc-a73b-c5459934a034&searchTerm=access%20power
&listNameOrder=ACCESSPOWER%20P960000839920

Item 8.01 Other Events
In other events...Access-Power, Inc. is pleased to announced the following email receipts from the FL SEC of STATE:

donotreply@sunbiz.org
7/5/2018 2:58 PM
To  pjensen@myaccess-power.com
Quick replyReply allForwardDelete
ACCESS-POWER, INC.,

This notice is to make you aware of a recent change on the Florida Department of State, Division of Corporation's records. If you or another authorized person did not make the change, you should review your records at http://www.sunbiz.org/search.html.

False information submitted in a document to the Department of State constitutes a third degree felony as provided for in s. 817.155, F.S. Our goal is to make you aware of this change so that corrective action may be taken if necessary.

Florida Department of State
Division of Corporations
850.245.6000

A copy of the filed documents of MERGER and NAME HANGE are found.

http://search.sunbiz.org/Inquiry/CorporationSearch/SearchResultDetail?
inquirytype=EntityName&directionType=Initial&searchNameOrder=
ACCESSPOWER%20P960000839921&aggregateId=domp-p96000083992
-813f527b-188f-4bdc-a73b-c5459934a034&searchTerm=
access%20power&listNameOrder=ACCESSPOWER%20P960000839920

In other news, we are pleased to announce that we are keeping the
SYMBOL: ACCR. This symbol is very important to our story, and to our Shareholders. It represents to Africa the first 4 letters of the Capital City of Ghana, ACCR(a). This is why the symbol has meaning to our Shareholders.

The CUSIP of the Corporation is 00431N108

We have confirmed the Cusip # with the service, and we are valid.
I have notified FINRA, CUSIP, and the SEC of the "DASH" insertion and adoption into our name.

In more news...Access-Power, Inc. is pleased to announce that the
Company has initiated a FINRA Issuer Company Related Action
Notification FORM Issuer Company Related Action Notification
Filing ID: #######
Submitted By: ##########
Submitted Date: Fri Jul 06 05:05:17 EDT 2018

Issuer Company Related Action Notification

We will keep all Shareholders abreast of any new Corporate developments.

Access-Power, Inc. has a #1 goal, and that is to seek solicitation from a Market Maker in order to file a FORM 211 with Finra. Here we come...

Caution Concerning Forward Looking Statements:
This section contains important information about our forward-looking statements. Please also see our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC.
Caution Concerning Forward Looking Statements
Our public communications and SEC filings may contain "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and o ften contain words such as "expect," "anticipate," "intend," "plan," " believe," "seek," "see," "will," and "would."

Forward-looking statements by their nature address matters that are, to different degrees, uncertainty and statements about potential business or asset dispositions. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Power, Inc.

Date: September July 5, 2018

By:

/s/ Patrick J Jensen

-------------------------------------------------------------
Name: Patrick J Jensen
Title: Director